Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick Steen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Certified Services, Inc. on Form 10-Q for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2004 fairly presents in all material respects the financial condition and results of operations of Certified Services, Inc.

Date: November 18, 2004

/s/ Rick Steen
Rick Steen
Acting Chief Financial Officer